UNITED STATES

                        SECURITIES AND EXCHANGE COMMISION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                                    Pursuant
                            To Section 18 or 15(d) of
                       the Securities Exchange Act of 1934
          Date of Report (Date of earliest reported): December 13, 2004



                                  MEGOLA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




Nevada                                 000-49815                88-0492605
------                                 ---------                ----------
(State or other jurisdiction          (Commission            (I.R.S. employer
     of incorporation)                File Number)        identification number)



              446 Lyndock St. , Suite 102, Corunna, Ontario N0N 1G0
               (Address of principal executive offices) (Zip code)



                                 (519) 481-0628
               Registrant's telephone number, including area code


                                      None
                  (Former Address If Changed since Last Report)

ITEM 8.01         OTHER EVENTS


Effective December 13, 2004 Registrant entered into a Letter of Intent with UV-Innovation (a Canadian corporation) pursuant to which and subject to the execution of a Definitive Agreement. Registrant will acquire certain Intellectual Property Rights and technology owned and developed by UV-Innovation Inc. together with certain UV Innovation Inc. distributors that carry these UV product lines.

UV Innovation Inc. products include:

        1.  UV Innovations UV-Air Disinfection Unit; Models #1, #2, #3
            ("UV-Air")
        2.  UV Innovations UV-Water Disinfection Unit ("UV-Water")
        3.  IP Rights to above product line

This technology and devices are the major focus of the Registrant's developing new business.





                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Megola, Inc.
                                           ------------
                                           (Registrant)


Dated: December 13, 2004                    By:  /s/ Joel Gardner
                                            ---------------------
                                            Joel Gardner, President